Exhibit 10.1(b)
                                                                 ---------------

                                SECOND AMENDMENT
                               TO REVOLVING CREDIT
                           AND PARTICIPATION AGREEMENT

     This SECOND AMENDMENT TO REVOLVING CREDIT AND PARTICIPATION AGREEMENT (this "Amendment") is dated as of August 31, 2001 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), the Loan Parties listed on the signature pages hereof, the financial institutions parties hereto (each a "Lender" and collectively, the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Revolving Credit and Participation Agreement dated as of March 14, 2001 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"), by and among the Borrowers, the Lenders listed therein as Lenders, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Borrowers and Lenders desire to amend the Credit Agreement to
(i) replace the Monthly Budget with a revised Monthly Budget, (ii) permit abandonment, bankruptcy, reorganization or liquidation of certain Subsidiaries,
(iii) permit Company to receive consideration other than cash with respect to the sale of the Australian operations of Ogden IFC, (iv) permit Company to sell accounts receivable with respect to Pacific Gas & Electric Company and its subsidiaries and affiliates and Southern California Edison Corporation and its subsidiaries and affiliates at a discount and (v) make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Provisions Relating to Defined Terms

     New Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of "Monthly Budget", and (ii) inserting the following new definitions in the appropriate alphabetical order:

          "Australian Investment" means the receipt by Ogden Entertainment Services (Asia Pacific) Pty Ltd. of preferred stock of Ogden International Facilities Corporation Pty Ltd ("Ogden IFC"), redeemable in the future, in an amount up to $2 million, out of 50% of Ogden IFC's after-tax profits, in consideration for the sale of its Australian venue management operations.

          "CGS" means Compania General de Sondeos CGS, S.A.

          "Datacom" means, collectively, Datacom Custom Manufacturing, Inc. and Datacom de Mexico, S.A. de C.V.

          "Equity Bonds" means those equity bonds set forth on Schedule 7.13 annexed hereto.

          "Monthly Budget" means the cash usage budget delivered by Company to Lenders on or prior to the Closing Date, as amended, attached hereto as
     Schedule 1.1(e), setting forth, for each calendar month from the Closing Date through the Maturity Date, cash expenditures for Company and its Subsidiaries.

          "PG&E" means Pacific Gas & Electric Company and its Subsidiaries and affiliates.

          "Second Amendment" means that certain Second Amendment to Revolving Credit and Participation Agreement dated as of August 31, 2001 by and among the Borrowers, the Subsidiary Guarantors and the Lenders and Agents party thereto.

          "Second Amendment Effective Date" means the "Amendment Effective Date" as defined in the Second Amendment.

          "SoCal" means Southern California Edison Corporation and its Subsidiaries and affiliates.

1.2  Provision Relating to Revolving Loans

     Subsection 3.1A of the Credit Agreement is hereby amended by (i) deleting the word "or" after clause (vi) thereof, (ii) deleting the "." at the end of clause (vii) thereof and substituting therefor "; or" and (iii) adding the following new clause (viii) at the end thereof:

          "(viii) any Letter of Credit without approval by (i) Revolving Lenders having or holding at the relevant time more than 60% of the aggregate Revolving Loan Exposure, and (ii) at least 8 Revolving Lenders, during the period from and after the Second Amendment Effective Date through and including the Maturity Date."

1.3  Provision Relating to Financial Statements and Other Reports

     Subsection 6.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (xix) thereof, (ii) deleting the "." at the end of clause (xx) thereof and (iii) adding the following new clauses (xxi) and (xxii) at the end thereof:

          "(xxi) Monthly Updates: after the Second Amendment Effective Date, within 20 days after the end of each month, a written update on credit reduction initiatives (including, without limitation, initiatives relating to the Convertible Subordinated Debentures, the Letters of Credit issued in connection with the Equity Bonds, Detroit Project and Anaheim Project) and other initiatives (including, without limitation, Asset Sales) and on such other matters as the Administrative Agent or Documentation Agent may reasonably request from time to time, and each such written update shall be in form and substance satisfactory to Administrative Agent and Documentation Agent; and

          (xxii) Rolling Thirteen-Week Cash Forecast; Cash Reports: after the Second Amendment Effective Date, as soon as available and in any event no later than October 20, 2001 and for each month thereafter, no later than the 5th and 20th day of such month (a) a consolidated cash forecast for Company and its Subsidiaries for the thirteen consecutive week period (each such forecast, a "13-Week Rolling Forecast") immediately following the 15th and 30th day (as applicable) of each month, in form reasonably satisfactory to Administrative Agent and Documentation Agent, setting forth projected cash receipts and cash expenditures for each such week with (1) individual line items corresponding to those in the Monthly Budget and (2) individual line items setting forth projected operational cash flows from the "WTE" business, the "IPP East" business and the "IPP West" business of Company and its Subsidiaries (including, with respect to each line item described in clause (1) or (2), separate projected amounts (where appropriate) of cash receipts and cash expenditures included in such line item); and (b) a report for the two-week period most recently ended (from the 1st through the 15th or the 16th through the 30th day (as applicable) of each month) setting forth (1) actual cash receipts and cash expenditures of Company and its Subsidiaries for each such week with respect to each line item described (or which would be described) in a 13-Week Rolling Forecast, (2) in each such report required to be delivered on or after November 5, 2001, the percentage and dollar variance of such amounts from the projected amounts therefor set forth in (x) the projections for the corresponding week contained in the first 13-Week Rolling Forecast delivered hereunder with respect to such week and (y) the projections for the corresponding week contained in the most recent 13-Week Rolling Forecast delivered hereunder with respect to such week, if materially different from the projections described in clause (x) (or if otherwise requested by either of the Agents), and (3) a narrative analysis of each such reported variance. It is understood and agreed that each report described in clause (b) of the preceding sentence, together with the 13-Week Rolling Forecast deliverable in connection therewith, shall be delivered by Company no later than (i) the 20th day of each month, for the two-week period ending on the 15th day of such month and (ii) the 5th day of each month, for the two-week period ending on the 30th day of the immediately preceding month."

1.4  Provision Relating to Indebtedness

     Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (ix) thereof, (ii) deleting the "." at the end of clause (x) thereof and substituting therefor "; and" and (iii) adding the following new clause (xi) at the end thereof:

          "(xi) After the Second Amendment Effective Date, Company and its Subsidiaries may, notwithstanding the provisions of subsection 7.13 and subsection 7.5, refinance the existing Equity Bonds; provided, however, that (a) the principal amount of such refinancing Indebtedness shall not exceed the principal amount of the Equity Bonds being refinanced (provided that the Equity Bonds with respect to Huntington and Babylon may be refinanced as separate series of bonds in a combined refinancing and the principal amount of each series shall not exceed the principal amount of the applicable Equity Bonds previously outstanding for those Facilities),
     (b) such refinancing Indebtedness shall have no scheduled installments of principal prior to the maturity thereof and no mandatory redemption requirements prior to five years from the Second Amendment Effective Date, and the final scheduled maturity thereof shall be no earlier than the final scheduled maturity of the Equity Bonds so refinanced (provided that the Equity Bonds with respect to Huntington and Babylon may be refinanced as separate series of bonds in a combined refinancing and the maturity date of each series shall not be earlier than the maturity date of the applicable Equity Bonds previously outstanding for those Facilities), (c) interest and fees accruing with respect to such refinancing Indebtedness shall not exceed 8% per annum, (d) no collateral security, other than Company's guaranty of payment, shall be provided by Company or any of its Subsidiaries to any Person in connection with such refinancing Indebtedness, (e) no Person shall have any recourse to Company or any Subsidiary of Company pursuant to any Contingent Obligation supporting such refinancing Indebtedness, other than a guaranty by Company of the payment thereof described in clause (d), (f) none of Company nor any of its Subsidiaries shall be obligated under any circumstances to obtain or cause the issuance of a letter of credit or similar instrument to support such refinancing Indebtedness, (g) the applicable documentation for such refinancing Indebtedness shall contain covenants no less favorable to the relevant obligors than those contained in the 9.25% Debenture Indenture (provided that covenants similar to those set forth in Sections 9.3, 9.8 and 9.9 of the 9.25% Debenture Indenture shall not be contained in the applicable documentation for such refinancing Indebtedness), (h) the applicable documentation for such refinancing Indebtedness shall contain events of default no less favorable to the relevant obligors than those contained in the 9.25% Debenture Indenture and (i) Company and its Subsidiaries shall apply, or cause to be applied, immediately after receipt, all proceeds of such refinancing Indebtedness to repay any drawing under any Pooled Letter of Credit supporting payment of the applicable Equity Bonds."

1.5  Provision Relating to Investment Spending

     Subsection 7.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (xiv) thereof, (ii) deleting the "." at the end of clause (xv) thereof and substituting therefor "; and", and (iii) adding the following new clause (xvi) immediately prior to the last paragraph of such subsection:

          "(xvi) after the Second Amendment Effective Date, Company and its Subsidiaries may make the Australian Investment and own the preferred stock acquired thereby, so long as the sale of Company's and its Subsidiaries' Australian venue management operations is consummated in accordance with the terms of this Agreement."

1.6  Provision Relating to Contingent Obligations; Performance Guaranties.

     Subsection 7.4 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (viii) thereof, (ii) deleting the "." at the end of clause (ix) thereof and substituting therefor "; and" and (iii) adding the following new clause (x) at the end thereof:

          "(x) after the Second Amendment Effective Date, Company may become and remain liable with respect to Contingent Obligations consisting of guaranties of Indebtedness incurred to refinance the Equity Bonds to the extent such Indebtedness is permitted by subsection 7.1(xi)."

1.7  Provision Relating to Restricted Payments

     Subsection 7.5(vii) of the Credit Agreement is hereby amended by deleting the reference to "$55,000" therein and substituting therefor "$72,000".

1.8  Provision Relating to Asset Sales

     A. Subsection 7.7(vii). Subsection 7.7(vii)(b) of the Credit Agreement is hereby amended by inserting the words "and the Australian Investment" following the words "with exception to the Aviation Note," in the beginning thereof.

     B. Subsection 7.7. Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (x) thereof, (ii) deleting the "." at the end of clause (xi) and (iii) adding the following new clauses (xii) and
(xiii) at the end thereof:

          "(xii) after the Second Amendment Effective Date, Company and any of its Subsidiaries may abandon, liquidate or cause bankruptcy, reorganization or similar filing to be made with respect to all or any part of the business of CGS; provided, however, that such liquidation shall not give rise to (a) any breach or default under any of the Financing Documents or any other Indebtedness of Company or any of its Subsidiaries, or (b) any contractual recourse obligations or recourse obligations arising as a matter of law to Company or any of its Subsidiaries other than CGS; and

          (xiii) Company may sell or dispose of up to $77,600,000 face amount of accounts receivable owed by PG&E and/or accounts receivable owed by SoCal to Company and its Subsidiaries (collectively, the "Accounts Receivable") following a process reasonably designed to maximize value; provided, however that the sole consideration received for such Accounts Receivable shall be cash and no such Accounts Receivable shall be sold by Company or any Subsidiary to any buyer at a discount of greater than 30% of the face value of such Accounts Receivable."

1.9  Provision Relating to Monthly Budget Covenants

     A. Subsection 7.8C. Subsection 7.8C of the Credit Agreement is hereby amended by adding the following at the end thereof:

          "Notwithstanding anything in subsection 7.3(vii) or elsewhere in this Agreement to the contrary, Borrowers shall not, and shall not permit their respective Subsidiaries to, make any cash expenditures, directly or indirectly create, incur or assume any commitments to make any cash expenditures or directly or indirectly create, incur or assume any Contingent Obligations, the amount of which would in accordance with past practice be classified as "IPP Unidentified Investments-Direct Investment" set forth in the Monthly Budget, during the period from and after the Second Amendment Effective Date to and including the Maturity Date."

     B. Subsection 7.8E. Subsection 7.8 of the Credit Agreement is hereby amended by adding the following subsection E at the end thereof:

          "E. Datacom and CGS Expenditures. Borrowers shall not, and shall not permit their respective Subsidiaries to make cash expenditures after the Second Amendment Effective Date (i) in connection with Datacom or its operations in excess of an aggregate amount of $200,000, provided, however, that Datacom itself may make such cash expenditures in excess of $200,000 so long as such expenditures are otherwise not prohibited under this Agreement; or (ii) in connection with CGS or its operations in excess of an aggregate amount of $200,000, provided, however that CGS itself may make such cash expenditures in excess of $200,000 so long as such expenditures are otherwise not prohibited under this Agreement, provided, further that Borrowers may make cash expenditures in connection with CGS or its operations in excess of $200,000 so long as such expenditures are permitted pursuant to subsection 7.8D of the Credit Agreement."

1.10 Provisions Relating to Bankruptcy

     Subsections 8.6 and 8.7 of the Credit Agreement are hereby amended by adding the words "(other than CGS so long as Company is in compliance with subsection 7.7(xii))", following the words "Company or any of its Subsidiaries" wherever they appear.

1.11 Provisions Relating to the Exhibits and Schedules

     A. Schedule 1.1(e). Schedule 1.1(e) to the Credit Agreement is hereby deleted in its entirety and replaced with the revised Schedule 1.1(e) attached hereto as Annex A.


     B. Schedule 7.13. The Credit Agreement is hereby amended by adding a new
Schedule 7.13, attached hereto as Annex B.

     C. Compliance Certificate. Attachment No. 1 to Exhibit V to the Credit Agreement is hereby amended by deleting the reference to "$55,000" in section
D.2. thereof and substituting therefor "$72,000".

Section 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

     B. Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Borrower.

     C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Certificate or Articles of Incorporation or Certificate of Formation or Bylaws or Operating Agreement of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent or Collateral Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

     D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. Absence of Default. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

Section 3. ACKNOWLEDGEMENT AND CONSENT

     Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

Section 4. MISCELLANEOUS

     A. Covenant Relating to Financial Advisor.

     On or prior to October 19, 2001, Company shall select and retain, on scope and terms reasonably acceptable to Administrative Agent and Documentation Agent, an advisor (reasonably acceptable to Administrative Agent and Documentation Agent) with respect to matters relating to the financial restructuring of Company and its Subsidiaries.

     B. Covenant Relating to Datacom.

     Company shall notify Administrative Agent and Documentation Agent in writing on or before September 26, 2001 of its intention to pursue the abandonment, liquidation or filing for bankruptcy, reorganization or other similar filing or the sale of all or any part of the business of Datacom.

     C. Covenant Relating to Foreign Cash

     As soon as available and in any event within 30 days of the Second Amendment Effective Date, Company shall provide to Administrative Agent and Documentation Agent a written analysis, in form and substance satisfactory to Administrative Agent and Documentation Agent, with respect to (i) cash maintained in foreign jurisdictions by Company and its Subsidiaries, identifying the amount thereof, the jurisdictions in which (and the institutions and accounts in which) such cash is located and any valid and enforceable contractual restrictions or local laws prohibiting the repatriation of such cash (to the extent consents allowing such repatriation have not been obtained), and
(ii) any other matters relating to such cash that Administrative Agent or Documentation Agent may request.

     D. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     (iv) (iv) Company agrees that any failure to comply with the covenants in this Amendment shall be an Event of Default under the Credit Agreement.

     E. Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

     F. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     G. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     H. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by each Borrower, each Subsidiary Guarantor and the Lenders constituting Requisite Lenders, (ii) receipt by each Borrower, Administrative Agent and Documentation Agent of written or telephonic notification of such execution and authorization of delivery thereof, (iii) the payment to Administrative Agent, for distribution to each Pooled Facility Lender and each Revolving Lender that has in either case executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on September 26, 2001, in proportion to such Lender's Pro Rata Share, an amendment fee in an aggregate amount equal to .125% of the sum of the total Pooled Facility Exposure of all Pooled Facility Lenders plus the sum of the total Revolving Loan Exposure of all Revolving Lenders, each such credit exposure to be calculated as of such date, and (iv) the payment to Administrative Agent, for distribution to each Opt-Out Lender that has in either case executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on September 26, 2001, in proportion to the ratio of such Opt-Out Lender's Opt-Out Facility Exposure to the sum of the total Opt-Out Facility Exposure of all Opt-Out Lenders, an amendment fee in an aggregate amount equal to .125% of the sum of the total Opt-Out Facility Exposures of all Opt-Out Lenders, each such Opt-Out Facility Exposure to be calculated as of such date(the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date").

               [Remainder of this page intentionally left blank.]

                                                                Second Amendment


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWERS:



                                         COVANTA ENERGY CORPORATION



                                         By:    /s/ Jeffrey R. Horowitz
                                             -----------------------------------
                                              Name:  Jeffrey R. Horowitz
                                              Title:  Authorized Officer


                                         Each of the entities named on Schedule
                                         A annexed hereto, as Borrowers

                                         By:    /s/ Jeffrey R. Horowitz
                                             -----------------------------------
                                              Name:
                                              Title:

                                         Each of the entities named on Schedule
                                         B annexed hereto, as Subsidiary
                                         Guarantors

                                         By:    /s/ Peter Allen
                                             -----------------------------------
                                              Name:
                                              Title:

                                         Each of the entities named on Schedule
                                         C annexed hereto, as Subsidiary
                                         Guarantors

                                         By:    /s/ Jeffrey R. Horowitz
                                             -----------------------------------
                                              Name:
                                              Title:

AGENTS AND LENDERS:



                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent, Co-Arranger,
                                         Co-Book Runner and as a Lender


                                         By:  /s/ Michael R. Heredia
                                             -----------------------------------
                                              Name:  Michael R. Heredia
                                              Title:  Managing Director

                                         DEUTSCHE BANK AG, NEW YORK BRANCH
                                         As Documentation Agent, Co-Arranger,
                                         Co-Book Runner And As A Lender


                                         By:  /s/ Keith C. Braun
                                             -----------------------------------
                                              Name:  Keith C. Braun
                                              Title:  Vice President


                                         By:  /s/ David Mayhew
                                             -----------------------------------
                                              Name:  David Mayhew
                                              Title:  Vice President

                                         ABN AMRO BANK N.V.,
                                         as a lender


                                         By:  /s/ Judith M. Bresnen
                                             -----------------------------------
                                              Name:  Judith M. Bresnen
                                              Title:  Group Vice President


                                         By:  /s/ John M. Pastore
                                             -----------------------------------
                                              Name:  John M. Pastore
                                              Title:  Assistant Vice President

                                         BANK OF MONTREAL,
                                         as a lender


                                         By:  /s/ Heather L. Turf
                                             -----------------------------------
                                              Name:  Heather L. Turf
                                              Title:  Director

                                         BAYERISCHE HYPO-UND VEREINSBANK AG,
                                         as a lender


                                         By:  /s/  Salvatore Esposito
                                             -----------------------------------
                                              Name:  Salvatore Esposito
                                              Title:  Director


                                         By:  /s/ Michael Novellino
                                             -----------------------------------
                                              Name:  Michael Novellino
                                              Title:  Associate Director

                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as a Lender


                                         By:  /s/ D.C. Smith
                                             -----------------------------------
                                              Name:  D.C. Smith
                                              Title:  Managing Director

                                         By:  /s/ Sandra M. Seaton Banks
                                             -----------------------------------
                                              Name:  Sandra M. Seaton Banks
                                              Title:  Senior Manager

                                         CLARICA LIFE INSURANCE COMPANY,
                                         as a Lender


                                         By:  /s/ Sara Alvarado
                                             -----------------------------------
                                             Name:  Sara Alvarado
                                             Title: Director, Structural Finance

                                         CREDIT LYONNAIS CANADA,
                                         as a Lender


                                         By:    /s/ J.S. Brydon
                                             -----------------------------------
                                              Name:  J.S. Brydon
                                              Title:  Senior Manager

                                         By:    /s/ Allan Jenkins
                                             -----------------------------------
                                              Name:  Allan Jenkins
                                              Title:  Assistant Vice President

                                         CREDIT LYONNAIS NEW YORK BRANCH,
                                         as a Lender


                                         By:    /s/ James B. Hallock
                                             -----------------------------------
                                              Name:  James B. Hallock
                                              Title:  Vice President

                                         CREDIT SUISSE FIRST BOSTON,
                                         as a Lender


                                         By:    /s/ Kristin Lepri
                                             -----------------------------------
                                              Name:  Kristin Lepri
                                              Title:  Assistant Vice President


                                         By:    /s/ Bill O'Daly
                                             -----------------------------------
                                              Name:  Bill O'Daly
                                              Title:  Vice President

                                         DRESDNER BANK AG, GRAND CAYMAN BRANCH
                                         as a Lnder


                                         By:    /s/ Thomas R. Brady
                                             -----------------------------------
                                              Name:  Thomas R. Brady
                                              Title:  Vice President

                                         By:    /s/ Matthew Sawyer
                                             -----------------------------------
                                              Name:  Matthew Sawyer
                                              Title:  Assistant Treasurer

                                         FLEET NATIONAL BANK,
                                         as a Lender


                                         By:    /s/ Michael F. O'Neill S.V.P.
                                             -----------------------------------
                                              Name:  Michael F. O'Neill
                                              Title:  Senior Vice President

                                         HSBC BANK CANADA,
                                         as a Lender


                                         By:    /s/ J.S. Brydon
                                             -----------------------------------
                                              Name:  J.S. Brydon
                                              Title:  Senior Manager

                                         By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                         HSBC BANK USA,
                                         as a Lender


                                         By:    /s/ Carol A. Kraus
                                             -----------------------------------
                                              Name:  Carol A. Kraus
                                              Title:  HSBC Bank USA
                                                      Vice President

                                         IIB BANK [IFSC BRANCH],
                                         as a Lender


                                         By:    /s/ Stephen Lynch
                                             -----------------------------------
                                              Name:  Stephen Lynch
                                              Title:  Head of Credit

                                         By:    /s/ John Reynolds
                                             -----------------------------------
                                              Name:  John Reynolds
                                              Title:  Executive Director

                                         NATIONAL WESTMINSTER BANK PLC, New York
                                         and/or Nassau Branch
                                         as a Lender


                                         By:    /s/ Graeme Hunter
                                             -----------------------------------
                                              Name:  Graeme Hunter
                                              Title:  Vice President

                                         ROYAL BANK OF SCOTLAND PLC,
                                         as a Lender


                                         By:    /s/ Graeme Hunter
                                             -----------------------------------
                                              Name: Graeme Hunter
                                              Title:  Vice President

                                         SANPAOLO IMI S.p.A.,
                                         as a Lender


                                         By:    /s/ Robert Wurster
                                             -----------------------------------
                                              Name:  Robert Wurster
                                              Title:  Senior Vice President

                                         By:    /s/ Ettdre Viazzo
                                             -----------------------------------
                                              Name:  Ettdre Viazzo
                                              Title:  Vice President

                                         THE BANK OF NEW YORK,
                                         as a Lender


                                         By:    /s/ Peter W. Helt
                                             -----------------------------------
                                              Name:  Peter W. Helt
                                              Title:  Vice President

                                         THE BANK OF NOVA SCOTIA,
                                         as a Lender


                                         By:    /s/ Joseph J. Farricielli
                                             -----------------------------------
                                              Name:  Joseph J. Farricielli
                                              Title:  Director

                                         THE CHASE MANHATTAN BANK,
                                         as a Lender


                                         By:    /s/ Michael Lancia
                                             -----------------------------------
                                              Name:  Michael Lancia
                                              Title:  Vice President

                                         THE DAI-ICHI KANGYO BANK, LIMITED,
                                         Los Angeles Agency
                                         as a Lender


                                         By:    /s/ Yoshimitsu Arahata
                                             -----------------------------------
                                              Name:  Yoshimitsu Arahata
                                              Title:  Senior Vice President &
                                                      Joint General Manager

                                         THE HUNTINGTON NATIONAL BANK,
                                         as a Lender


                                         By:    /s/ David F. Isler
                                             -----------------------------------
                                              Name:  David F. Isler
                                              Title:  Senior Vice President

                                        THE SANWA BANK, LIMITED, NEW YORK BRANCH as a Lender


                                        By:    /s/ Joseph E. Leo
                                            -----------------------------------
                                            Name:  Joseph E. Leo
                                            Title: Vice President & Area Manager

                                         SUMITOMO MITSUI BANKING CORPORATION
                                         OF CANADA,
                                         as a Lender


                                         By:    /s/ Alfred Lee
                                             -----------------------------------
                                              Name:  Alfred Lee
                                              Title:  Vice President

                                         THE TOKAI BANK, LIMITED - NEW YORK
                                         BRANCH,
                                         as a Lender


                                         By:    /s/ Shinichi Nakatani
                                             -----------------------------------
                                              Name:  Shinichi Nakatani
                                              Title:  Deputy General Manager

                                         THE TORONTO-DOMINION BANK,
                                         as a Lender


                                         By:    /s/ Mark A. Baird
                                             -----------------------------------
                                              Name:  Mark A. Baird
                                              Title:  MGR. CR ADMIN.

                                         THE TORONTO-DOMINION BANK,
                                         as a Lender


                                         By:    /s/ Liliana Godina
                                             -----------------------------------
                                              Name:  Liliana Godina
                                              Title:  Vice President

                                         UBS AG,
                                         as a Lender


                                         By:    /s/ Kelly Smith
                                             -----------------------------------
                                              Name:  Kelly Smith
                                              Title:  Director
                                                      Recovery Management

                                         By:    /s/ William A. Roche
                                             -----------------------------------
                                              Name:  William A. Roche
                                              Title:  Executive Director
                                                      Recovery Management

                                         U.S. BANK NATIONAL ASSOCIATION
                                         (formerly known as Firstar Bank, N.A.)
                                         as a Lender


                                         By:    /s/ Alan R. Milster
                                             -----------------------------------
                                              Name:  Alan R. Milster, Vice
                                                     President

                                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                         as a Lender


                                         By:    /s/ Alan S. Bookspan
                                             -----------------------------------
                                              Name:  Alan S. Bookspan
                                              Title:  Director

                                         By:    /s/ Walter T. Duffy III
                                             -----------------------------------
                                              Name:  Walter T. Duffy III
                                              Title:  Associate Director

                                                                      Schedule A


OTHER BORROWERS
1.       Covanta Acquisition, Inc.
2.       Covanta Bessemer, Inc.
3.       Covanta Cunningham Environmental Support, Inc.
4.       Covanta Geothermal Operations Holdings, Inc.
5.       Covanta Imperial Power Services, Inc.
6.       Covanta Oahu Waste Energy Recovery, Inc.
7.       Covanta Energy Americas, Inc.
8.       Covanta Energy Construction, Inc.
9.       Covanta Energy Group, Inc.
10.      Covanta Energy Resource Corp.
11.      Covanta Energy Sao Jeronimo, Inc.
12.      Covanta Energy West, Inc.
13.      Covanta Energy International, Inc.
14.      Covanta Energy Services, Inc.
15.      Covanta Equity of Stanislaus, Inc.
16.      Covanta Financial Services, Inc.
17.      Covanta Geothermal Operations, Inc.
18.      Covanta Haverhill Properties, Inc.
19.      Covanta Hydro Energy, Inc.
20.      Covanta Hydro Operations West, Inc.
21.      Covanta Haverhill, Inc.
22.      Covanta Huntington Resource Recovery One Corp.
23.      Covanta Huntington Resource Recovery Seven Corp.
24.      Covanta Long Island, Inc.
25.      Covanta Oil & Gas, Inc.
26.      Covanta Omega Lease, Inc.
27.      Covanta Onondaga Five Corp.
28.      Covanta Onondaga Four Corp.
29.      Covanta Onondaga Three Corp.
30.      Covanta Onondaga Two Corp.
31.      Covanta Onondaga, Inc.
32.      Covanta Onondaga Operations, Inc.
33.      Covanta OPWH, Inc.
34.      Covanta Power Development, Inc.
35.      Covanta Power Development of Bolivia, Inc.
36.      Covanta Power Equity Corporation
37.      Covanta Power International Holdings, Inc.
38.      Covanta Projects, Inc.
39.      Covanta RRS Holdings Inc.
40.      Covanta SIGC Geothermal Operations, Inc.
41.      Covanta Stanislaus, Inc.
42.      Covanta Systems, Inc.
43.      Covanta Waste Solutions, Inc.
44.      Covanta Waste to Energy of Italy, Inc.
45.      Covanta Waste to Energy, Inc.
46.      Covanta Secure Services USA, Inc.
47.      Covanta Secure Services, Inc.
48.      Covanta Water Holdings, Inc.
49.      Covanta Water Systems, Inc.
50.      Covanta Water Treatment Services, Inc.
51.      DSS Environmental, Inc.
52.      Haverhill Power, Inc.
53.      Honolulu Resource Recovery Venture
54.      LMI, Inc.
55.      Michigan Waste Energy, Inc.
56.      New Martinsville Hydro-Operations Corporation
57.      OFS Equity of Alexandria/Arlington, Inc.
58.      OFS Equity of Babylon, Inc.
59.      OFS Equity of Delaware, Inc.
60.      OFS Equity of Huntington, Inc.
61.      OFS Equity of Indianapolis, Inc.
62.      OFS Equity of Stanislaus, Inc.
63.      Ogden Engineering Services, Inc.
64.      Ogden Environmental & Energy Services Co., Inc.
65.      Ogden Hydro Operations, Inc.
66.      Ogden Management Services, Inc.
67.      Ogden Marion Land Corp.
68.      Ogden Martin Operations of Union LLC
69.      Ogden Martin Systems of Alexandria/Arlington, Inc.
70.      Ogden Martin Systems of Bristol, Inc.
71.      Ogden Martin Systems of Fairfax, Inc.
72.      Ogden Martin Systems of Hillsborough, Inc.
73.      Ogden Martin Systems of Huntsville, Inc.
74.      Ogden Martin Systems of Kent, Inc.
75.      Ogden Martin Systems of Lancaster, Inc.
76.      Ogden Martin Systems of Lee, Inc.
77.      Ogden Martin Systems of Marion, Inc.
78.      Ogden Martin Systems of Montgomery, Inc.
79.      Ogden Martin Systems of Northwest Puerto Rico, Inc.
80.      Ogden Martin Systems of Pasco, Inc.
81.      Ogden Plant Services of New Jersey, Inc.
82.      Ogden Projects of Hawaii, Inc.
83.      Ogden Services Corp.
84.      Ogden Wallingford Associates, Inc.
85.      Ogden Water Systems of Key Largo, Inc.
86.      Ogden Water Systems of Tampa Bay, Inc.
87.      OMS Equity of Alexandria/Arlington, Inc.
88.      OPI Quezon Inc.
89.      OPW Associates, Inc.
90.      Resource Recovery Systems of Connecticut, Inc.
91.      Three Mountain Operations, Inc.

                                                                      Schedule B
Datacom Custom Manufacturing, Inc.
Kansas City International Fueling Facilities Corporation LaGuardia Fuel Facilities Corporation Lambert Field Fueling Facilities Corporation Lenzar Electro-Optics, Inc.
Love Field Fueling Facilities Corporation
Newark Automotive Fuel Facilities Corporation
Ogden Allied Maintenance Corporation
Ogden Allied Maintenance Securities, Inc.
Ogden Allied Payroll Services, Inc.
Ogden Attractions, Inc.
Ogden Aviation Distributing Corporation
Ogden Aviation Fueling Company of Houston, Inc.
Ogden Aviation Fueling Company of St. Louis, Inc.
Ogden Aviation Fueling Company of Texas, Inc.
Ogden Aviation Fueling Company of Virginia, Inc.
Ogden Aviation Fueling Company, Inc.
Ogden Aviation Service Company of Colorado, Inc.
Ogden Aviation Service Company of Kansas City, Inc.
Ogden Aviation Service Company of New Jersey, Inc.
Ogden Aviation Service Company of New York, Inc.
Ogden Aviation Service Company of Pennsylvania, Inc.
Ogden Aviation Service International Corporation
Ogden Aviation Services of Puerto Rico, Inc.
Ogden Aviation Services, Inc.
Ogden Aviation, Inc.
Ogden Cargo Spain, Inc. (Delaware Corporation)
Ogden Central and South America, Inc.
Ogden Facility Holdings Incorporated
Ogden Film and Theatre, Inc.
Ogden Firehole Entertainment Corp.
Ogden International Europe, Inc.
Ogden New York Services, Inc.
Philadelphia Fuel Facilities Corporation
Ogden Film and Theater, Inc.

                                                                      Schedule C
J.R. Jack's Construction Corporation
Ogden Constructors, Inc.
Covanta Huntington, Inc.

                                                                         ANNEX A

                                                                         ANNEX B



                                  Schedule 7.13

                            Equity Bonds Outstanding



-----------------------------------------------------------------------
Project Name                                    Par Amount
------------                                    ----------
-----------------------------------------------------------------------
Babylon                                         $27,800,000
-----------------------------------------------------------------------
Huntington                                      $31,100,000
-----------------------------------------------------------------------
Alexandria                                      $14,250,000
-----------------------------------------------------------------------
Indianapolis                                    $33,060,000
-----------------------------------------------------------------------
Stanislaus                                      $18,545,000
-----------------------------------------------------------------------